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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  March 28, 1997


                               PARK BANCORP, INC.
             (Exact name of registrant as specified in its charter)


                              ____________________


           Delaware                      0-20867               36-4082530
 (State or other jurisdiction   (Commission file number)    (I.R.S. employer
       of incorporation)                                   identification no.)


 2740 West 55th Street Office                                     60632
       Chicago, Illinois                                       (Zip Code)
     (Address of principal
       executive office)



        Registrant's telephone number, include area code: (773) 434-6040


                                 Not Applicable
           (Former name or former address, if changed since last year)



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ITEM 5.     OTHER EVENTS.

      On March 28, 1997, Park Bancorp, Inc. (the "Company") announced by way of a news release that it has completed the repurchase of 270,000 shares of the Company's outstanding common stock.

ITEM 7(C).  EXHIBITS.

Exhibit 99.1     Press Release dated March 28, 1997.



                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PARK BANCORP, INC.



Date:  April 2, 1997                By:  /s/ David A. Remijas
                                         ---------------------
                                         David A. Remijas
                                         President and Chief
                                           Executive Officer

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                               INDEX TO EXHIBITS




Exhbit

99.1  Press Release dated March 28, 1997